SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification No.)

4211 South 102nd Street Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)

Registrant’s telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
News Release

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	News Release issued by the Registrant on October 21, 2003

Item 12. Results of Operations and Financial Condition

     On October 21, 2003, the Registrant released its financial results for its fourth fiscal quarter and fiscal year ended September 26, 2003. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 21, 2003	AMERITRADE HOLDING CORPORATION

	By:	/s/ John R. MacDonald John R. MacDonald Executive Vice President, Chief Financial Officer and Treasurer

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